                                                                Exhibit 10.05(a)

              [LETTERHEAD OF AMERICAN AXLE & MANUFACTURING, INC.]*


December 13, 1996


Mr. Thomas Liem
Purchasing Manager
GMTG
2000 Centerpoint Parkway
Pontiac, MI  48341-3147


Dear Tom:

                       Re:     96-01 and 97-01 Capacity/Mix Programs

As you know, we have had several meetings as part of our Core Team activity regarding the financial impact the above referenced programs will have on AAM and how our two organizations can work together to address the challenges of the capacity and mix change requirements.

It is worth restating several key points contained in the original 95-03T submission letter to you dated August 9, 1996. Please be assured that AAM is committed to fully support 96-01 and 97-01. However, several factors impact AAM's business case for each of the programs. As previously stated, AAM existing component prices were fixed at the *** levels, except for engineering changes. Productivity/throughput improvements have been applied, along with Upside I and Upside II capacity increases, in order to meet GMTG's increased schedule requirements. Capacity to accommodate 96-01 and 97-01 does not exist. Therefore, capital expenditures will be required to provide such capacity. Further, the capacity plans have been requested of AAM in an incremental fashion, driving investment inefficiencies when compared to what may have been a consolidated, single program approach with the GMT800 investment.

The last paragraph of Section 3.3 of the Component Supply Agreement provides among other things for a review of AAM's financial position as it relates to capital expenditures and that GM and AAM agree to consider in good faith Existing Component price increases. We feel an acceptable method to provide a reasonable pay back on such investment would be a price increase on affected products. Any such increase could of course be of a temporary nature sufficient to accomplish this objective. A suggested pricing arrangement is enclosed for your


--------------------
* Portions of this Exhibit 10.05(a) were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the

     Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

Mr. Thomas Liem
Page 2
December 13, 1996




consideration. If you are willing to consider such an approach, we will be prepared to discuss this matter in more detail at your convenience.

AAM requests the rebillable tooling for 96-01 and 97-01 be paid in quarterly payments consistent with our GMT800 February 20, 1996 agreement. Rebillable tooling amounts are based on supplier estimates and will be updated as firm pricing is received. As you know, the required bridge banking for 96-01 has been converted from a Lean Capacity Rate basis to a Maximum Capacity Rate basis. Modifications to all premium charges to accomplish this will be detailed in a separate correspondence.

The 96-01 investment continues to be made by AAM under the 120 day cancellation charge acknowledgment letter from you dated December 8, 1996. In order to facilitate the implementation of these program, AAM needs written concurrence on the following on or before December 20, 1996:

      o   Rebillable tooling with quarterly payments.
      o   Bridge banking and selected component sourcing at MCR levels as GM responsibility as evidenced by a letter of intent.
      o   An acceptable pricing arrangement to cover pay back of capital expenditures.

Please contact me if you have any questions. We look forward to supporting the ever increasing importance of light trucks and sport utilities in GM's vehicle product portfolio.

Sincerely,

/s/ David C. Dauch
David C. Dauch
Director, GM FST Programs

Enclosure

cc:  L. Chissus - GM
     D. Demos - AAM

AMERICAN
AXLE &
MANUFACTURING



                                      96-01

                                AAM CAPACITY PLAN

                                  TO SUPPORT GM

===========================================================================================================================
                     Daily
                     Volume         Daily
                    GMT 800        Volume
                    Baseline       95-03T                         Volume         Expected
                     GM-NAO        GM-NAO          Price        Over Price        Price                         Estimated
    Products         (LCR)          (LCR)        Increase*       Increase*       Increase*       Tooling $      Lead Time
    Affected        11-03-95      12-13-96        Per Unit       Duration        Duration        (millions)       Weeks
---------------------------------------------------------------------------------------------------------------------------
    8 1/4 Front       2132           2571          ***           2,387,024       1/1/98-            ***            72
      Axle                                                                       12/31/01
----------------------------------------------------------------------------------------------------------------------------
    9 1/4 Front         405            530          ***             485,332       1/1/98-            ***            72
      Axle                                                                       12/31/01
----------------------------------------------------------------------------------------------------------------------------
      K-Aux           2454           3101          ***           2,873,064       1/1/98-            ***            68
    Propshaft                                                                    12/31/01
----------------------------------------------------------------------------------------------------------------------------
    C/K Strg          2500           3338          ***           3,341,288        7/1/99-           ***            68
     Linkage                                                                      6/30/03
============================================================================================================================

* Price increase subject to change based on actual volumes attained in order to provide a ***, and assumes GMT 800 Program timing remains on schedule per GM-NAO LCR 2-13-96. Volume attainment to be mutually tracked and agreed to by AAM and GM.

AMERICAN
AXLE &
MANUFACTURING

                                      97-01
                                AAM CAPACITY PLAN

                                  TO SUPPORT GM

==================================================================================================================================
                           Daily                       Price         Volume          Expected
                           Volume         Daily       Increase     Over Price         Price                           Estimated
    Products               96-01         Volume         Per         Increase         Increase        Tooling $        Lead Time
    Affected              Baseline        97-01         Unit        Duration         Duration        (millions)         Weeks
----------------------------------------------------------------------------------------------------------------------------------
      7.25                 1636           2014         ***         1,901,216          8/01/00-           ***              80
    Frt Axle                                                                           7/31/04
----------------------------------------------------------------------------------------------------------------------------------
      8.25                 2571           2795         ***         2,638,480          8/01/00-           ***              80
    Frt Axle                                                                           7/31/04
----------------------------------------------------------------------------------------------------------------------------------
      9.25                  534            749         ***           707,056          8/01/00-           ***              80
    Frt Axle                                                                           7/31/04
----------------------------------------------------------------------------------------------------------------------------------
      7.625                4065           3923         ***               N/A            N/A              ***              N/A
    Rear Axle
----------------------------------------------------------------------------------------------------------------------------------
  8.6 Rear Axle            4504           4980         ***         4,701,120          8/01/00-           ***              80
                                                                                       7/31/04
----------------------------------------------------------------------------------------------------------------------------------
  9.5 Rear Axle             501            676         ***           638,144          8/01/00-           ***              80
                                                                                       7/31/04
----------------------------------------------------------------------------------------------------------------------------------
      10.5                  794            591         ***               N/A            N/A              ***              N/A
    Rear Axle
----------------------------------------------------------------------------------------------------------------------------------
      11.5*                   0            513         ***               N/A            N/A              ***              N/A
    Rear Axle
----------------------------------------------------------------------------------------------------------------------------------
     Linkage            Various        Various         ***               N/A            N/A              ***              N/A
----------------------------------------------------------------------------------------------------------------------------------
    Propshaft           Various        Various         ***         9,484,368          8/01/00-           ***              80
                                                                                       7/31/04
----------------------------------------------------------------------------------------------------------------------------------
    Supplier            Various        Various         ***         Various               N/A             ***              80
==================================================================================================================================


Note: Price increase subject to change based on actual volumes attained in order to provide a ***, and assumes GMT-800 program timing remains on schedule per GM NAO LCR 9/25/96. Volume attainment to be mutually tracked and agreed to by AAM and GM.

* Not included in 97-01 capacity/mix program - separate business case to be provided.